UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 25, 1997


                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-19635


            DELAWARE                                     33-0326866
 (State or other jurisdiction of            (IRS Employer Identification Number)
 incorporation or organization)

                 3550 GENERAL ATOMICS COURT, SAN DIEGO, CA 92121
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (619) 455-2700
              (Registrant's telephone number, including area code)


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                               GENTA INCORPORATED

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS


Item 5.  Other Event

Item 7.  Exhibit

Signature


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ITEM 5.  Other Event

         On April 25, 1997, the Company issued the press release attached hereto as Exhibit 99.1.

ITEM 7.  Exhibit

 99.1. Press Release dated April 25, 1997 entitled "Aries Investment in Genta Upheld by Delaware Court: Genta Wins Lawsuit Brought by Certain Preferred Stockholders."


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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GENTA INCORPORATED

                                                  /s/ Thomas H. Adams
Date:  April 25, 1997                             --------------------------
                                                  Thomas H. Adams
                                                  Chairman of the Board,
                                                  Chief Executive Officer, and
                                                  Acting Chief Financial Officer


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